SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                             Date of Report (Date of
                            earliest event reported):

                                 September 1, 2003

                         World Omni Auto Receivables LLC
    (Exact name of registrant and originator of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2001-B
                       (Issuer with respect to the Notes)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-69732-01
                            (Commission File Number)

                                   52-2184798
                        (IRS Employer Identification No.

                         WORLD OMNI AUTO RECEIVABLES LLC
                               190 NW 12th Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

Item 5. Other Events
See attached certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORLD OMNI AUTO RECEIVABLES LLC
                                    (Registrant)



Dated:  September 30, 2003          By:/s/-----------------------------------
                                          Victor A. De Jesus, Vice President
                                          and Chief Financial Officer
                                          World Omni Financial Corp.
                                          (Duly authorized Officers of the
                                           Servicer on behalf of the Trust)